UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. )
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2010
Nash-Finch Company
(Exact name of registrant as specified in its charter)

Delaware	0-785	41-0431960

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 France Avenue South, Edina, Minnesota	55435

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 832-0534
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Nash Finch Company (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on March 4, 2010 solely to disclose that certain line item description corrections were made to the table entitled “Derivation of Consolidated EBITDA” included in the Nash-Finch Company Press Release Dated March 4, 2010 filed as an exhibit to the Form 8-K and to file such corrected table as an exhibit to this Form 8-K/A. No other information contained in the Form 8-K is amended by this Form 8-K/A.
Item 2.02. Results of Operations and Financial Condition.
As previously reported in the Form 8-K filed by Company, on March 4, 2010, Nash-Finch Company (“Nash Finch”) issued a press release announcing its results for the fiscal year ended January 2, 2010.
The Company’s revised financial information is included as Exhibit 99.1 to this Amendment to Current Report on Form 8-K/A and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description

99.1	Revised Derivation of Consolidated EBITDA

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: March 17, 2010	By:	/s/ Robert B. Dimond
		Name:	Robert B. Dimond
		Title:	Executive Vice President and Chief Financial Officer

NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K/A

Exhibit No.	Description

99.1	Revised Derivation of Consolidated EBITDA

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